UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Soliciting Material under §240.14a-12

Compass Minerals International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 3, 2017 COMPASS MINERALS INTERNATIONAL, INC. You are receiving this communication because you hold shares in the company named above. COMPASS MINERALS INTERNATIONAL, INC. 9900 WEST 109TH ST., SUITE 100 OVERLAND PARK, KS 66210 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E21612-P89100-Z69600 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 6, 2017 Date: May 3, 2017Time: 9:00 a.m. local time Location:Compass Minerals International, Inc. 9900 West 109th Street, Suite 100 Overland Park, Kansas 66210

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow (located on the 3) BY E-MAIL*: sendmaterial@proxyvote.com How To Vote Please Choose One of the Following Voting Methods E21613-P89100-Z69600 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot and provide applicable documentation to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. XXXX XXXX XXXX XXXX Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT ON FORM 10-K How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2017 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR each of the following nominees: 1.Election of Directors (1a) Valdemar L. Fischer (1b) Richard S. Grant (1c) Amy J. Yoder The Board of Directors recommends that you vote FOR Proposal 2, 1 YEAR for Proposal 3 and FOR Proposal 4: 2. Approve, on an advisory basis, the compensation of Compass Minerals’ named executive officers, as set forth in the proxy statement. 3. Approve, on an advisory basis, the frequency of the advisory approval of Compass Minerals’ named executive officer compensation. 4. Ratify the appointment of Ernst & Young LLP as Compass Minerals’ independent registered accounting firm for 2017. In their discretion, the named proxies are authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof. E21614-P89100-Z69600 Voting Items

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